Dreyfus Variable
Investment Fund,
Zero Coupon 2000 Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                     Zero Coupon 2000 Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio, covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald Thunelius, portolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they seemed to avoid securities that are most affected by interest-rate risk.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Gerald Thunelius, Portfolio Manager  Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio perform during the period?

For the 12-month period ended December 31, 1999, the Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio produced a total return, including share price changes and dividend income generated, of 2.69%.(1) In comparison, the Merrill Lynch U.S. Treasury Coupon 1-Year Strips Index produced a 4.34% total return and the Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index produced a 2.32% total return for the same period.(2) Income dividends paid from net investment income during the period amounted to $0.656 per share, representing a distribution rate per share of 5.39%.(3)

We attribute the portfolio's modest performance to a declining bond market in a rising interest-rate environment. We attribute our positive performance to our duration management strategy, which kept the portfolio's average duration -- a measure of sensitivity to changing interest rates -- considerably shorter than the average for our peer group.

What is the portfolio's investment strategy?

The portfolio seeks as high an investment return as is consistent with the preservation of capital. To pursue this goal, the portfolio invests primarily in debt obligations issued by the U.S. government and its agencies and instrumentalities that have been stripped of their unmatured interest coupons, and interest coupons that have been stripped from these debt obligations

The term "stripped securities" refers to a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity. Stripped securities are bonds that are issued and traded at a discount from their face amount. The discount varies depending on the time of maturity, prevailing
interest    rates    and    the    perceived    credit    qual   The   Portfoli


DISCUSSION OF PERFORMANCE (CONTINUED)

ity  of  the  issuer. Investors who hold stripped securities until maturity know
the   total   amount   of   their   return   at   the   time   of   investment.

At least 65% of the portfolio' s assets will be invested in zero coupon securities that mature on or about December 31, 2000. On that date, the portfolio will be liquidated. Prior to December 31, 2000, shareholders will be informed of the liquidation of the portfolio and will be given the opportunity to exchange their investment for another portfolio of the Dreyfus Variable Investment Funds. If the portfolio has not received instructions from its shareholders before the liquidation date, their investment will automatically be invested in the Dreyfus Variable Investment Fund, Money Market Portfolio.

What other factors influenced the portfolio's performance?

Like virtually all fixed-income investments, the bonds in the portfolio were adversely affected by rising interest rates throughout the year.

Soon after the reporting period began, it became apparent that overseas economies were beginning to recover from 1998's global financial crisis, and that the growth of the U.S. economy was stronger than most analysts expected. In this environment, investors began to move away from U.S. Treasury securities, to which they had previously fled during the worst of the global financial crisis. They moved instead into higher yielding, riskier assets. This caused the prices of U.S. Treasury securities to fall from relatively high levels, while the prices of corporate bonds rallied from depressed prices.

During the second, third and fourth quarters of 1999, economic strength in domestic and overseas markets raised concerns among U.S. fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation. These changes in monetary policy caused the prices of most bonds to fall.

However,  corporate  bonds  generally  fell  less  severely  than prices of U.S.
government  securities  during  the  second  half  of the year. That's primarily
because    corporate    bonds    tend    to    be    more   sensitive   to   th

credit quality of their issuers, which generally improves in a strong economy, and less sensitive to interest-rate trends.

What is the portfolio's current strategy?

The portfolio' s final year is underway and we have begun to prepare for its eventual liquidation on December 31, 2000. The first step in that process has been to reduce our holdings of longer term corporate and U.S. government agency securities that mature after the anticipated liquidation date. We have been redeploying those assets to shorter term U.S. Treasury securities, which have the liquidity characteristics required for timely conversion to cash when the time comes.

As we move closer to liquidation on December 31, 2000, we can expect the portfolio' s average duration to become incrementally shorter. If interest rates continue to rise, this position should help cushion the portfolio from adverse market movements. If interest rates reverse course and fall, however, the portfolio' s short average duration is unlikely to help it capture all the benefits of positive market developments.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SO THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH U.S. TREASURY COUPON 1-YEAR AND 2-YEAR STRIPS INDEXES ARE UNMANAGED ZERO-COUPON INDEXES WITH CONSTANT MATURITY AND DURATION. THE INDEXES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

(3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE 12-MONTH PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio and the Merrill Lynch U.S. Treasury Coupon 1-Year Strips Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                    8/31/90            2.69%              7.36%             8.83%


(+)  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO ON 8/31/90 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH U.S. TREASURY COUPON 1-YEAR STRIPS INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. UNLIKE THE MERRILL LYNCH U.S. TREASURY COUPON 1-YEAR STRIPS INDEX, THE PORTFOLIO'S PAST PERFORMANCE GENERALLY REFLECTS THE HIGHER PERFORMANCE OF SECURITIES WITH MATURITIES GREATER THAN ONE YEAR.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MERRILL LYNCH U.S. TREASURY COUPON 1-YEAR STRIPS INDEX IS AN UNMANAGED ZERO COUPON INDEX WITH CONSTANT MATURITY AND DURATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999


                                                                                              Principal
BONDS AND NOTES--99.2%                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN--2.6%

Deutsche Bank AG,

   Medium-Term Notes, Zero Coupon, 2000                                                       1,000,000                  995,710

MUNICIPAL BONDS--3.7%

New Jersey Economic Development Authority,

  State Pension Funding Bonds, Ser. 1997B,

   Zero Coupon, 2001                                                                          1,500,000                1,391,250

U.S. GOVERNMENTS--42.9%

U.S. Treasury Notes

   Principal Strips, Zero Coupon, 11/15/2000                                                 17,000,000               16,147,960

U.S. GOVERNMENT AGENCIES--50.0%

Chattanooga Valley,

   Secured First Mortgage, Zero Coupon, 1/1/2000                                                176,000                  176,000

FACO Coupon Strips,

   Ser. 97-1, Zero Coupon, 7/21/2000                                                          4,743,000                4,584,655

FICO Coupon Strips,

   Ser. 1, Zero Coupon, 11/11/2000                                                            1,132,000                1,072,115

Federal Home Loan Mortgage:

   Coupon Strips, Zero Coupon, 5/15/2000                                                      5,000,000                4,887,250

   Principal Strips, Zero Coupon, 5/15/2000                                                   1,000,000                  979,106

Tennessee Valley Authority,

   Coupon Strips, Zero Coupon, 11/1/2000                                                      3,000,000                2,851,188

   Principal Strips, Zero Coupon, 11/1/2000                                                   4,500,000                4,271,108

                                                                                                                      18,821,422

TOTAL BONDS AND NOTES

   (cost $37,420,066)                                                                                                 37,356,342
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--.7%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  4.82%, 1/13/2000

   (cost $269,536)                                                                              270,000  (a)             269,652
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $37,689,602)                                                              99.9%               37,625,994

CASH AND RECEIVABLES (NET)                                                                          .1%                   36,751

NET ASSETS                                                                                       100.0%               37,662,745

(A) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF FINANCIAL FUTURES

December 31, 1999


                                                                             Market Value                          Unrealized
                                                                                  Covered                        (Depreciation)
                                                       Contracts          By Contracts ($)      Expiration      at 12/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                                    54                 5,292,844     March 2000             (66,383)

U.S. Treasury Bonds                                            1                    90,937     March 2000                (250)


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  37,689,602  37,625,994

Cash                                                                    101,813

Prepaid expenses                                                          1,246

                                                                     37,729,053
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            18,214

Payable for futures variation margin--Note 4(a)                          17,305

Accrued expenses                                                         30,789

                                                                         66,308
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       37,662,745
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      38,047,273

Accumulated undistributed investment income--net                          5,198

Accumulated net realized gain (loss) on investments and financial
futures                                                               (259,485)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($66,633) net unrealized
  depreciation on financial futures]--Note 4(b)                       (130,241)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       37,662,745
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 3,095,348

NET ASSET VALUE, offering and redemption price per share ($)             12.17

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,282,690

EXPENSES:

Investment advisory fee--Note 3(a)                                     172,383

Auditing fees                                                           24,636

Prospectus and shareholders' reports                                    17,694

Custodian fees--Note 3(a)                                               10,043

Legal fees                                                               1,662

Shareholder servicing costs                                              1,611

Trustees' fees and expenses--Note 3(b)                                     615

Loan commitment fees--Note 2                                               314

Registration fees                                                           61

Miscellaneous                                                           14,418

TOTAL EXPENSES                                                         243,437

INVESTMENT INCOME--NET                                               2,039,253
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (71,361)

Net realized gain (loss) on financial futures                           6,860

NET REALIZED GAIN (LOSS)                                              (64,501)

Net unrealized appreciation (depreciation) on investments
  [including ($66,633) net unrealized (depreciation) on financial
futures]                                                             (965,706)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,030,207)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                1,009,046

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                   -----------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                          2,039,253            1,954,940

Net realized gain (loss) on investments          (64,501)               88,493

Net unrealized appreciation (depreciation)
   on investments                               (965,706)              467,097

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,009,046            2,510,530
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,034,055)          (1,955,398)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   9,409,530           9,622,198

Dividends reinvested                            2,034,055           1,955,398

Cost of shares redeemed                      (11,283,823)          (8,710,873)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              159,762            2,866,723

TOTAL INCREASE (DECREASE) IN NET ASSETS         (865,247)           3,421,855
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            38,527,992           35,106,137

END OF PERIOD                                  37,662,745           38,527,992

Undistributed investment income--net                5,198                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       762,726              770,401

Shares issued for dividends reinvested            165,546              157,239

Shares redeemed                                 (915,601)            (698,443)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,671              229,197

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                            Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50          12.30          12.29          12.70         11.39

Investment Operations:

Investment income--net                                            .66            .67            .69            .68           .69

Net realized and unrealized
   gain (loss) on investments                                    (.33)           .20            .14           (.36)         1.31

Total from Investment Operations                                  .33            .87            .83            .32          2.00

Distributions:

Dividends from investment income--net                            (.66)          (.67)          (.69)          (.68)         (.69)

Dividends from net realized gain
   on investments                                                  --            --            (.13)          (.05)           --

Total Distributions                                              (.66)          (.67)          (.82)          (.73)         (.69)

Net asset value, end of period                                  12.17          12.50          12.30          12.29         12.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.69           7.27           7.01           2.59         17.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .64            .59            .61            .66           .68

Ratio of net investment income
   to average net assets                                         5.32           5.41           5.65           5.54          5.73

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --              --             --           .03

Portfolio Turnover Rate                                         57.23          84.71         200.54          98.28         49.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          37,663         38,528         35,106         31,796        22,291


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Zero Coupon 2000 Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial
Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on meth The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,162 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $221,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to

December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $146,000 of the carryover expires in fiscal 2005 and $75,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $114 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $10,043 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1999, amounted to $21,456,713 and $23,079,088, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open December 31, 1999 are set forth in the Statement of Financial Futures.

(B) At December 31, 1999, accumulated net unrealized depreciation on investments and financial futures, was $130,241, consisting of $17,112 gross unrealized appreciation and $147,353 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Zero Coupon Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


                        For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Zero Coupon 2000
                        Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  119AR9912